FOR IMMEDIATE RELEASE

March 3, 2011

Novell Reports Financial Results for First Fiscal Quarter 2011

WALTHAM, Mass. – March 3, 2011 - Novell, Inc. (NASDAQ: NOVL) today announced financial results for its first fiscal quarter ended January 31, 2011. For the quarter, Novell reported net revenue of $191 million. This compares to net revenue of $202 million for the first fiscal quarter of 2010. GAAP income from operations for the first fiscal quarter of 2011 was $12 million. This compares to GAAP income from operations of $21 million for the first fiscal quarter of 2010. GAAP net loss in the first fiscal quarter of 2011 was $18 million, or a $0.05 loss per share, which included a $31 million net tax charge in connection with the planned repatriation of a majority of non-U.S. cash. This compares to GAAP net income of $20 million, or $0.06 per share, for the first fiscal quarter of 2010.  Foreign currency exchange rates negatively impacted revenue and positively impacted operating expenses by $1 million and did not materially impact income from operations year-over-year.

On a non-GAAP basis, income from operations for the first fiscal quarter of 2011 was $31 million. This compares to non-GAAP income from operations of $33 million in the same period last year. Non-GAAP net income for the first fiscal quarter of 2011 was $26 million, or $0.07 per share. This compares to non-GAAP net income of $25 million, or $0.07 per share, for the first fiscal quarter of 2010. A reconciliation of GAAP to non-GAAP results is provided in the financial schedules as part of this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Cash, cash equivalents and short-term investments were $1.1 billion at January 31, 2011, consistent with last quarter. Days sales outstanding in accounts receivable was 42 days at the end of the first fiscal quarter of 2011, down from 50 days at the end of the year-ago quarter. Total deferred revenue was $593 million at the end of the first fiscal quarter of 2011, down from $646 million at the end of the year-ago quarter. For the first fiscal quarter of 2011, cash flow from operations was $9 million. This compares to cash flow from operations of $5 million for the first fiscal quarter of 2010.

Further details on Novell's reported results are included in the financial schedules that are a part of this release.

Non-GAAP Financial Measures

We supplement our consolidated unaudited condensed financial statements presented in accordance with GAAP with certain non-GAAP financial measures. These non-GAAP measures include adjusted income from operations, adjusted operating margin, adjusted net income and adjusted net income per share. We provide non-GAAP financial measures to enhance an overall understanding of our current financial performance and prospects for the future and to enable investors to evaluate our performance in the same way that management does. Management uses these same non-GAAP financial measures to evaluate performance, allocate resources, and determine compensation. The non-GAAP financial measures do not replace the presentation of our GAAP financial results, but they eliminate expenses and gains that are excluded from most analysts' consensus estimates, that are unusual, and/or that arise outside of the ordinary course of business, such as, but not limited to, those related to stock-based compensation, acquisition-related intangible asset amortization, restructuring, asset impairments, litigation judgments and settlements, strategic alternatives review, the sale of business operations, long-term investments, property, plant and equipment, and unusual and discrete income tax effects.

Legal Notice Regarding Forward-Looking Statements

This press release may include statements that are not historical in nature and that may be characterized as “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including those related to future financial and operating results, targets, and prospects; future opportunities; market leadership and positioning; short-term and long-term trends; the macroeconomic environment; customer priorities; timing of realization of projections; functionality, characteristics, quality and performance capabilities of Novell's products and technology; and results achievable and benefits attainable through deployment of Novell's products and provision of services. Forward-looking statements forecasting growth in financial metrics are predicated on assumptions regarding improvements in the overall economy and the markets served by Novell and in which Novell operates, the timing of which are impossible to accurately predict. Actual results may differ materially from the results discussed in or implied by such forward-looking statements, which are based upon information that is currently available to us and/or management’s current expectations and speak only as of the date hereof. We are subject to a number of risks, including, among others, the risk that our merger with Attachmate Corporation may be delayed or may not be consummated, the risk that the merger agreement may be terminated in circumstances that require Novell to pay Attachmate a termination fee of $60 million; risks related to the diversion of mangement's attention from Novell's ongoing business operations; risks regarding the failure of Attachmate to obtain the necessary financing to complete the merger; the effect of the announcement of the merger and the patent sale to CPTN Holdings LLC on Novell's business relationships (including, without limitation, partners and customers), operating results and business generally; and risks related to obtaining the requisite consents to the merger or the patent sale, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, as well as risks related to indirect sales, growth rates of our business units, renewal of SUSE® Linux Enterprise Server subscriptions with customers who have received certificates from Microsoft, decline rates of Open Enterprise Server and NetWare® revenue, development of products and services, the intelligent workload management market, software vulnerabilities, delays in product releases, reliance on open source software, adequacy of renewal rates, uncertain economic conditions, competition, rapid technological changes, failure to expand brand awareness, adequacy of technical support, pricing pressures, system failures, integration of acquisitions, industry consolidation, challenges resulting from a global business, foreign research and development operations, loss of key employees, intellectual property infringement, litigation matters, unpredictable financial results, impairments, the timing of revenue recognition, our investments and effective use of our cash.

A detailed discussion of these and other factors that could affect our results is included in our SEC filings, including, but not limited to, our Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2010 filed with the SEC on December 13, 2010, which may be obtained by calling (800) 317- 3195, or at our Investor Relations web page at: www.novell.com/company/ir.

We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any forward-looking statements contained in this press release to reflect any change of expectations with regard thereto or to reflect any change in events, conditions, or circumstances on which any such forward-looking statement is based, in whole or in part.

About Novell

Novell, Inc. (NASDAQ: NOVL), a leader in intelligent workload management, through WorkloadIQTM, helps organizations securely deliver and manage computing services across physical, virtual and cloud computing environments. We help customers reduce the cost, complexity, and risk associated with their IT systems through our solutions for identity and security, systems management, collaboration and Linux-based operating platforms. With our infrastructure software and ecosystem of partnerships, Novell integrates mixed IT environments, allowing people and technology to work as one. For more information, visit www.novell.com.

Copyright © 2011 Novell, Inc.  All rights reserved.  NetWare, Novell, the Novell Logo, the N Logo, and SUSE are registered trademarks and WorkloadIQ is a trademark of Novell, Inc. in the United States and other countries. All third party trademarks are the property of their respective owners.

Press Contact:	Investor Relations Contact:
Ian Bruce	Robert Kain
Novell, Inc.	Novell, Inc.
Phone: 781-464-8034	Phone: 800-317-3195
E-Mail: ibruce@novell.com	E-Mail: rkain@novell.com

Novell, Inc.
Consolidated Unaudited Condensed Statements of Operations
(In thousands, except per share data)

	Fiscal Quarter Ended
	Jan 31, 2011	Jan 31, 2010
Net revenue:
Software licenses	$20,387	$21,193
Maintenance and subscriptions	150,393	158,951
Services (1)	19,934	22,222
Total net revenue	190,714	202,366

Cost of revenue:
Software licenses	1,520	1,688
Maintenance and subscriptions	20,819	22,572
Services	19,210	19,458
Total cost of revenue	41,549	43,718

Gross profit	149,165	158,648

Operating expenses:
Sales and marketing	67,256	68,916
Product development	38,365	39,702
General and administrative	20,818	25,827
Other operating expenses (2)	11,173	2,774
Total operating expenses	137,612	137,219

Income from operations	11,553	21,429
Operating margin %	6.1%	10.6%

Other income, net:
Interest income, net	1,964	2,899
Other income, net	1,992	3,767
Total other income, net	3,956	6,666

Income before taxes	15,509	28,095

Income tax expense	33,451	7,906

Net (loss) income	$(17,942)	$20,189

(Loss) income per share	$(0.05)	$0.06

Weighted average shares	352,001	349,144

(1) Services includes professional services, technical support and training services.
(2) See Page 7 of 10 for a detail of other operating expenses.

Novell, Inc.
Consolidated Unaudited Condensed Balance Sheets
(In thousands)

	Jan 31, 2011	Oct 31, 2010
Assets

Current assets:
Cash and cash equivalents	$981,426	$685,594
Short-term investments	150,009	441,096
Receivables, net	89,465	171,607
Prepaid expenses	15,280	16,233
Current deferred income taxes	36,137	49,169
Other current assets	21,126	33,725
Total current assets	1,293,443	1,397,424

Property, plant and equipment, net	151,378	156,033
Goodwill	353,818	353,415
Intangible assets, net	26,988	28,746
Deferred income taxes	227,363	243,583
Other assets	48,013	46,797

Total assets	$2,101,003	$2,225,998

Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable	$30,102	$26,785
Accrued compensation	49,319	83,181
Other accrued liabilities	66,412	86,223
Deferred revenue	448,744	487,590
Total current liabilities	594,577	683,779

Deferred income taxes	7,622	7,622
Other long-term liabilities	35,997	35,655
Long-term deferred revenue	144,065	163,394

Total liabilities	782,261	890,450

Stockholders' equity	1,318,742	1,335,548

Total liabilities and stockholders' equity	$2,101,003	$2,225,998

Novell, Inc.
Consolidated Unaudited Condensed Statements of Cash Flows
(In thousands)

	Fiscal Quarter Ended
	Jan 31, 2011	Jan 31, 2010

Cash flows from operating activities
Net (loss) income	$(17,942)	$20,189
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Stock-based compensation expense	6,060	6,450
Depreciation and amortization	7,347	7,437
Change in accounts receivable allowances	46	(1,209)
Gain on sale of previously impaired investments	-	(5,228)
Deferred income taxes	29,341	4,496
Changes in assets and liabilities	(15,685)	(26,939)

Net cash provided by operating activities	9,167	5,196

Cash flows from investing activities
Purchases of property, plant and equipment	(889)	(8,128)
Short-term investment activity	284,703	11,998
Long-term investment activity	-	7,303
Cash proceeds from sale of discontinued operations	-	243
Other	(738)	1,142

Net cash provided by investing activities	283,076	12,558

Cash flows from financing activities
Issuance of common stock	1,366	832
Excess tax effects from stock-based compensation	181	1

Net cash provided by financing activities	1,547	833

Effect of exchange rate changes on cash	2,042	(3,193)
Increase in cash and cash equivalents	295,832	15,394
Cash and cash equivalents - beginning of period	685,594	591,656

Cash and cash equivalents - end of period	$981,426	$607,050

Revisions were made to prior period amounts in order to conform to the current period's presentation.

Novell, Inc.
Unaudited Non-GAAP Adjusted Income From Operations
(In thousands)

	Fiscal Quarter Ended
	Jan 31, 2011	Jan 31, 2010

GAAP income from operations	$11,553	$21,429

GAAP operating margin %	6.1%	10.6%

Adjustments:
Stock-based compensation expense:
Cost of revenue	692	559
Sales and marketing	1,891	1,840
Product development	1,735	2,064
General and administrative	1,742	1,987
Sub-total	6,060	6,450

Acquisition-related intangible asset amortization:
Cost of revenue	1,129	1,090
Sales and marketing	629	1,008
Sub-total	1,758	2,098

Other operating expenses (income):
Restructuring expense	-	2,774
Strategic alternatives review expense	10,478	-
Litigation related activity	695	-
Sub-total	11,173	2,774

Total operating adjustments	18,991	11,322

Non-GAAP income from operations	$30,544	$32,751

Non-GAAP operating margin %	16.0%	16.2%

Novell, Inc.
Unaudited Non-GAAP Adjusted Net Income
(In thousands, except per share data)

	Fiscal Quarter Ended
	Jan 31, 2011	Jan 31, 2010

GAAP net (loss) income	$(17,942)	$20,189

Operating adjustments (detailed above)	18,991	11,322
Non-operating expenses (income) adjustments:
Gain on sale of previously impaired investments	-	(5,228)
Sub-total	-	(5,228)

Total pre-tax adjustments	18,991	6,094

Income tax adjustments	25,124	(1,475)

Total net adjustments	44,115	4,619

Non-GAAP net income	$26,173	$24,808

GAAP net (loss) income per share	$(0.05)	$0.06
Total adjustments detailed above	0.12	0.01

Non-GAAP net income per share	$0.07	$0.07

GAAP weighted average shares	352,001	349,144

Change from basic to diluted weighted average shares	4,326	-

Non-GAAP weighted average shares	356,327	349,144

Novell, Inc.
Consolidated Unaudited Condensed Segment Results
(in thousands)

	Fiscal Quarter Ended January 31, 2011

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$12,692	10.5	$7,695	10.9	$-	$20,387	10.7
Maintenance and subscriptions	93,323	77.5	57,070	81.1	-	150,393	78.9
Services	14,357	11.9	5,577	7.9	-	19,934	10.5
Total net revenue	120,372	100.0	70,342	100.0	-	190,714	100.0

Cost of revenue:
Software licenses	1,145	1.0	240	0.3	135	1,520	0.8
Maintenance and subscriptions	13,381	11.1	6,290	8.9	1,148	20,819	10.9
Services	13,684	11.4	4,988	7.1	538	19,210	10.1
Total cost of revenue	28,210	23.4	11,518	16.4	1,821	41,549	21.8

Gross profit	92,162	76.6	58,824	83.6	(1,821)	149,165	78.2

Operating expenses:
Sales and marketing	51,681	42.9	13,055	18.6	2,520	67,256	35.3
Product development	28,615	23.8	8,015	11.4	1,735	38,365	20.1
General and administrative	12,275	10.2	6,801	9.7	1,742	20,818	10.9
Other operating expenses	-	-	-	-	11,173	11,173	5.9
Total operating expenses	92,571	76.9	27,871	39.6	17,170	137,612	72.2

Income (loss) from operations	$(409)	(0.3)	$30,953	44.0	$(18,991)	$11,553	6.1

	Fiscal Quarter Ended October 31, 2010

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$18,915	14.7	$12,341	15.8	$-	$31,256	15.1
Maintenance and subscriptions	93,360	72.8	59,917	76.6	-	153,277	74.2
Services	16,044	12.5	5,934	7.6	-	21,978	10.6
Total net revenue	128,319	100.0	78,192	100.0	-	206,511	100.0

Cost of revenue:
Software licenses	1,938	1.5	408	0.5	192	2,538	1.2
Maintenance and subscriptions	14,546	11.3	6,822	8.7	1,149	22,517	10.9
Services	14,627	11.4	4,722	6.0	664	20,013	9.7
Total cost of revenue	31,111	24.2	11,952	15.3	2,005	45,068	21.8

Gross profit	97,208	75.8	66,240	84.7	(2,005)	161,443	78.2

Operating expenses:
Sales and marketing	52,139	40.6	12,687	16.2	3,015	67,841	32.9
Product development	31,239	24.3	8,328	10.7	2,151	41,718	20.2
General and administrative	13,419	10.5	7,413	9.5	2,820	23,652	11.5
Other operating expenses	-	-	-	-	6,225	6,225	3.0
Total operating expenses	96,797	75.4	28,428	36.4	14,211	139,436	67.5

Income (loss) from operations	$411	0.3	$37,812	48.4	$(16,216)	$22,007	10.7

	Fiscal Quarter Ended January 31, 2010

	Security,
	Management and		Collaboration		Common
	Operating Platforms	%	Solutions	%	Unallocated	Total	%
Net revenue:
Software licenses	$13,460	10.8	$7,733	10.0	$-	$21,193	10.5
Maintenance and subscriptions	95,205	76.4	63,746	82.0	-	158,951	78.5
Services	15,989	12.8	6,233	8.0	-	22,222	11.0
Total net revenue	124,654	100.0	77,712	100.0	-	202,366	100.0

Cost of revenue:
Software licenses	1,334	1.1	227	0.3	127	1,688	0.8
Maintenance and subscriptions	14,372	11.5	7,088	9.1	1,112	22,572	11.2
Services	14,122	11.3	4,926	6.3	410	19,458	9.6
Total cost of revenue	29,828	23.9	12,241	15.8	1,649	43,718	21.6

Gross profit	94,826	76.1	65,471	84.2	(1,649)	158,648	78.4

Operating expenses:
Sales and marketing	53,564	43.0	12,504	16.1	2,848	68,916	34.1
Product development	29,915	24.0	7,723	9.9	2,064	39,702	19.6
General and administrative	15,272	12.3	8,568	11.0	1,987	25,827	12.8
Other operating expenses	-	-	-	-	2,774	2,774	1.4
Total operating expenses	98,751	79.2	28,795	37.1	9,673	137,219	67.8

Income (loss) from operations	$(3,925)	(3.1)	$36,676	47.2	$(11,322)	$21,429	10.6

Novell, Inc.
Unaudited Trended Segment Revenue by Software Licenses and Maintenance and Services
(In thousands)

					Fiscal Year				Change from
	Q1 2010%		Q4 2010%		2010	%	Q1 2011%		Q4 2010 to Q1 2011		Q1 2010 to Q1 2011
Security, management and operating platforms
Open platform solutions
Linux platform products
Software licenses	$-	-	$-	-	$-	-	$-	-	$-	-	$-	-
Maintenance and subscriptions	37,473	18.5	36,256	17.6	144,411	17.8	37,807	19.8	1,551	4.3	334	0.9
	37,473	18.5	36,256	17.6	144,411	17.8	37,807	19.8	1,551	4.3	334	0.9
Other open platform products
Software licenses	21	0.0	70	0.0	109	0.0	35	0.0	(35)	(50.0)	14	66.7
Maintenance and subscriptions	1,732	0.9	2,505	1.2	8,088	1.0	1,783	0.9	(722)	(28.8)	51	2.9
	1,753	0.9	2,575	1.2	8,197	1.0	1,818	1.0	(757)	(29.4)	65	3.7

Total open platform solutions	39,226	19.4	38,831	18.8	152,608	18.8	39,625	20.8	794	2.0	399	1.0

Identity and security management
Identity, access and compliance management
Software licenses	7,132	3.5	10,912	5.3	34,508	4.3	5,715	3.0	(5,197)	(47.6)	(1,417)	(19.9)
Maintenance and subscriptions	22,357	11.0	21,856	10.6	88,637	10.9	22,275	11.7	419	1.9	(82)	(0.4)
	29,489	14.6	32,768	15.9	123,145	15.2	27,990	14.7	(4,778)	(14.6)	(1,499)	(5.1)
Other identity and security management
Software licenses	177	0.1	393	0.2	1,416	0.2	137	0.1	(256)	(65.1)	(40)	(22.6)
Maintenance and subscriptions	1,323	0.7	1,072	0.5	4,926	0.6	1,077	0.6	5	0.5	(246)	(18.6)
	1,500	0.7	1,465	0.7	6,342	0.8	1,214	0.6	(251)	(17.1)	(286)	(19.1)

Total identity and security management	30,989	15.3	34,233	16.6	129,487	15.9	29,204	15.3	(5,029)	(14.7)	(1,785)	(5.8)

Systems and resource management
Software licenses	6,130	3.0	7,540	3.7	29,549	3.6	6,805	3.6	(735)	(9.7)	675	11.0
Maintenance and subscriptions	32,320	16.0	31,671	15.3	126,502	15.6	30,381	15.9	(1,290)	(4.1)	(1,939)	(6.0)

Total systems and resource management	38,450	19.0	39,211	19.0	156,051	19.2	37,186	19.5	(2,025)	(5.2)	(1,264)	(3.3)

Total security, management and operating platforms	108,665	53.7	112,275	54.4	438,146	54.0	106,015	55.6	(6,260)	(5.6)	(2,650)	(2.4)

Collaboration solutions
OES and NetWare-related
Software licenses	4,113	2.0	6,128	3.0	20,831	2.6	3,223	1.7	(2,905)	(47.4)	(890)	(21.6)
Maintenance and subscriptions	37,582	18.6	35,478	17.2	144,794	17.8	33,605	17.6	(1,873)	(5.3)	(3,977)	(10.6)
	41,695	20.6	41,606	20.1	165,625	20.4	36,828	19.3	(4,778)	(11.5)	(4,867)	(11.7)
Collaboration
Software licenses	1,702	0.8	3,271	1.6	9,555	1.2	1,842	1.0	(1,429)	(43.7)	140	8.2
Maintenance and subscriptions	19,826	9.8	18,867	9.1	77,282	9.5	18,255	9.6	(612)	(3.2)	(1,571)	(7.9)
	21,528	10.6	22,138	10.7	86,837	10.7	20,097	10.5	(2,041)	(9.2)	(1,431)	(6.6)
Other collaboration solutions
Software licenses	1,918	0.9	2,942	1.4	9,140	1.1	2,630	1.4	(312)	(10.6)	712	37.1
Maintenance and subscriptions	6,338	3.1	5,572	2.7	23,902	2.9	5,210	2.7	(362)	(6.5)	(1,128)	(17.8)
	8,256	4.1	8,514	4.1	33,042	4.1	7,840	4.1	(674)	(7.9)	(416)	(5.0)

Total collaboration solutions	71,479	35.3	72,258	35.0	285,504	35.2	64,765	34.0	(7,493)	(10.4)	(6,714)	(9.4)

Total software licenses, maintenance and subscriptions
Software licenses	21,193	10.5	31,256	15.1	105,108	12.9	20,387	10.7	(10,869)	(34.8)	(806)	(3.8)
Maintenance and subscriptions	158,951	78.5	153,277	74.2	618,542	76.2	150,393	78.9	(2,884)	(1.9)	(8,558)	(5.4)
Total product revenue	180,144	89.0	184,533	89.4	723,650	89.1	170,780	89.5	(13,753)	(7.5)	(9,364)	(5.2)

Services	22,222	11.0	21,978	10.6	88,221	10.9	19,934	10.5	(2,044)	(9.3)	(2,288)	(10.3)

Total net revenue	$202,366	100.0	$206,511	100.0	$811,871	100.0	$190,714	100.0	$(15,797)	(7.6)	$(11,652)	(5.8)

Novell, Inc.
Major IT Software and Solutions Included Within Reported Line Items

Security, Management and Operating Platforms

Open Platform Solutions

Linux Platform Products

> SUSE LINUX Enterprise Server
> SUSE LINUX Enterprise Desktop

Other Open Platform Products

> SUSE Engineering

Identity and Security Management

Identity, Access and Compliance Management

> Identity Manager
> SecureLogin
> Access Manager
> Sentinel

Other Identity and Security Management

> eDirectory

Systems and Resource Management

> ZENworks Suite
> ZENworks Patch Management
> ZENworks Asset Management
> ZENworks Linux Management
> ZENworks Configuration Management
> PlateSpin
> Novell Operations Center

Collaboration Solutions

Open Enterprise Server and NetWare-Related

> Open Enterprise Server (OES)
> NetWare
> Cluster Services

Collaboration

> GroupWise
> Vibe

Other Collaboration Solutions

> BorderManager

Services

> Professional Services
> Technical Support Services
> Training Services